UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 10, 2014, Wendell Wierenga, Ph.D. was appointed to serve as a Class III director of Apricus Biosciences, Inc. (the “Company”). In connection with his appointment as a director, Dr. Wierenga was awarded a stock option grant for 100,000 shares of the Company’s common stock under the Company’s 2012 Stock Long Term Incentive Plan.

Item 8.01     Other Events.

On March 10, 2014, the Company provided an update to its corporate presentation. The presentation is currently available on the Company’s website and filed herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation, dated March 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: March 10, 2014	By:	/s/ Steve Martin
Name: Steve Martin
Title: Senior Vice President, Chief Financial Officer & Secretary

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